                                 HIGHMARK FUNDS

                                  EQUITY FUNDS
                               FIXED INCOME FUNDS

                         Supplement dated April 1, 2003
          to Retail Shares Prospectus and Fiduciary Shares Prospectus
                            dated November 30, 2002

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT WHICH IS CONTAINED IN THE PROSPECTUS. PLEASE KEEP THIS SUPPLEMENT AND READ IT TOGETHER WITH THE PROSPECTUS.

On March 21, 2003, shareholders of the Large Cap Value Fund approved Aronson+Johnson+Ortiz, LP as sub-adviser to the Large Cap Value Fund. As a result of this approval, the following changes have been made to the prospectus:

     Under the heading "Sub-Advisers," the following information has been inserted as the first paragraph:

     LARGE CAP VALUE FUND. Effective March, 31, 2003, Aronson+Johnson+Ortiz, LP ("AJO") became the sub-adviser to the Large Cap Value Fund. Under an investment sub-advisory agreement between AJO and HighMark Capital Management, AJO makes day-to-day investment decisions for the Fund, subject to the supervision of, and policies established by, HighMark Capital Management and the Trustees of HighMark Funds.

     AJO is a registered investment adviser under the Investment Advisers Act of 1940 and is organized as a Delaware limited partnership. As of December 31, 2002, AJO managed over $7.0 billion in assets.

               PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.

HMK-SU-008-0100
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                                 HIGHMARK FUNDS

                              LARGE CAP VALUE FUND

                         Supplement dated April 1, 2003
       to the Statement of Additional Information dated November 30, 2002

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT WHICH IS CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION. PLEASE KEEP THIS SUPPLEMENT AND READ IT TOGETHER WITH THE STATEMENT OF ADDITIONAL INFORMATION.

On March 21, 2003, shareholders of the Large Cap Value Fund (the "Fund") approved Aronson+Johnson+Ortiz, LP as sub-adviser to the Fund. As a result of these changes the Statement of Additional Information has been revised as follows:

     1. Under the heading "The Sub-Advisers" on page 72, the following information has been inserted as the first paragraph:

     LARGE CAP VALUE FUND. On March 31, 2003, Aronson+Johnson+Ortiz, LP ("AJO") became sub-advisor to the Large Cap Value Fund. Pursuant to a sub-advisory agreement effective March 31, 2003, between the Adviser and AJO, AJO provides investment advisory services to the Large Cap Value Fund. Under its sub-advisory agreement, AJO is entitled to an annual fee, paid monthly, of 0.30% of the average daily net assets of the Fund. Such fee is paid by the Adviser, and AJO receives no fees directly from the Large Cap Value Fund.

               PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.

HMK-SU-007-0100